UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

September 28, 2007

A.G. EDWARDS, INC.

Delaware	001-08527	43-1288229
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction)		Identification Number)

One North Jefferson
St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 955-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)

Item 8.01 Other Events

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a press release issued by A.G. Edwards, Inc. on September 28, 2007 regarding the stockholders’ approval of the Agreement and Plan of Merger, dated May 30, 2007, among Wachovia Corporation (“Wachovia”), White Bird Holdings, Inc., a wholly-owned subsidiary of Wachovia, and A. G. Edwards, Inc.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated September 28, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

A.G. Edwards, Inc.
Registrant

Date:	September 28, 2007	By:	/s/ Douglas L. Kelly
Douglas L. Kelly
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated September 28, 2007.